Exhibit 99.1

LETTER OF TRANSMITTAL

Greektown Superholdings, Inc.

To Tender for Exchange
$280,167,000 aggregate principal amount
Series A 13% Senior Secured Notes due 2015 (CUSIP Number 392485AA6)
and
$104,833,000 aggregate principal amount
Series B 13% Senior Secured Notes due 2015 (CUSIP Number 392485AB4)
In Exchange for a like aggregate principal amount of
Series A 13% Senior Secured Notes due 2015 (CUSIP NUMBER 392485AC2)
and
Series B 13% Senior Secured Notes due 2015 (CUSIP NUMBER 392485AD0)
which have been registered under the Securities Act of 1933, as amended,
as described in the Prospectus dated           , 2010

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                         , 2010,
UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS OF INITIAL NOTES MAY BE WITHDRAWN
PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery to: Wilmington Trust FSB, Exchange Agent

By Registered or Certified Mail:	By Hand, Regular mail or Overnight Courier:	By Facsimile (eligible institutions only):

Wilmington Trust FSB	Wilmington Trust FSB	(302) 636-4139
c/o Wilmington Trust Company	c/o Wilmington Trust Company	Attention: Sam Hamed
Rodney Square North	Rodney Square North
1100 North Market Street	1100 North Market Street
Wilmington, DE 19890-1626	Wilmington, DE 19890-1626
Attention: Sam Hamed	Attention: Sam Hamed

For information, call: (302) 636-6181

          DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

          PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

          The undersigned acknowledges that he or she has received the prospectus, dated                     , 2010 (as it may be amended or supplemented from time to time, the “Prospectus”), of Greektown Superholdings, Inc., a Delaware corporation (the “Issuer”), Greektown Newco Sub, Inc., a Delaware corporation (“Newco”), Greektown Holdings, L.L.C., a Michigan limited liability company (“Holdings”), Greektown Casino, L.L.C., a Michigan limited liability company (“Casino”), Realty Equity Company, Inc., a Michigan corporation (“Realty Equity”), and Contract Builders Corporation, a Michigan corporation (“Contract Builders” and, collectively with Newco, Holdings, Casino and Realty Equity, the “Guarantors”), and this Letter of Transmittal (this “Letter”), which together constitute the Issuer’s offer (the “Exchange Offer”) to exchange $280,167,000 in aggregate principal amount of their Series A 13% Senior Secured Notes due 2015 (CUSIP Number 392485AA6) and $104,833,000 in aggregate principal amount of their Series B 13% Senior Secured Notes due 2015 (CUSIP Number 392485AB4) (collectively, the “Exchange Notes”), for a like aggregate principal amount of their outstanding Series A 13% Senior Secured Notes due 2015 (CUSIP Number 392485AC2) and Series B 13% Senior Secured Notes due 2015 (CUSIP Numbers 392485AD0) (collectively, the “Initial Notes”) that were issued and sold in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Initial Notes are unconditionally guaranteed initially by only the Guarantors (the “Old

Guarantee”) and the Exchange Notes will be unconditionally guaranteed initially by only the Guarantors (the “New Guarantee”). Upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, the Guarantors offer to issue the New Guarantee with respect to the Exchange Notes issued in the Exchange Offer in exchange for the Old Guarantee of the Initial Notes for which such Exchange Notes are issued in the Exchange Offer. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the “Exchange Offer” include the Guarantor’s offer to exchange the New Guarantee for the Old Guarantee, references to the “Exchange Notes” include the related New Guarantee and references to the “Initial Notes” include the related Old Guarantee.

          For each Initial Note accepted for exchange, the holder of such Initial Note will receive an Exchange Note having an aggregate principal amount equal to that of the surrendered Initial Note.

          This Letter is to be completed by a holder of Initial Notes either if certificates are to be forwarded herewith or if a tender of certificates for Initial Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the “The Exchange Offer—Procedures for Tendering Initial Notes” section of the Prospectus. For book-entry transfer, to effectively tender the Initial Notes through the Book-Entry Transfer Facility, the financial institution that is a participant in the Book-Entry Transfer Facility will electronically transmit its acceptance through the Automatic Tender Offer Program. The Book-Entry Transfer Facility will then send an Agent’s Message (as defined herein) to the Exchange Agent for its acceptance. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

          Holders of Initial Notes whose certificates are not immediately available, or who are unable to deliver their certificates (or cannot obtain a confirmation of the book-entry tender of their Initial Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”) on a timely basis) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Initial Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Procedures for Tendering Initial Notes—Guaranteed Delivery Procedure” section of the Prospectus. See Instruction 1.

          Only a holder of Initial Notes may tender Initial Notes in the exchange offer. A holder is any person in whose name Initial Notes are registered on our books or any other person who has obtained a properly completed bond power from the registered holder. If you are the beneficial owner of Initial Notes that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Notes, you must contact that registered holder promptly and instruct that registered holder to tender your Notes on your behalf. If you wish to tender your Initial Notes on your own behalf, you must, before completing and executing the letter of transmittal and delivering your Initial Notes, either make appropriate arrangements to register the ownership of these Notes in your name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

          The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to exchange their Initial Notes must complete this Letter in its entirety.

          The instructions included with this Letter must be followed. Questions and requests for assistance on the procedures for tendering and all requests for additional copies of the Prospectus and this Letter may be directed to the Exchange Agent.

          List below the Initial Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Initial Notes should be listed on a separate signed schedule affixed to this Letter.

DESCRIPTION OF INITIAL NOTES (See Instruction 2)

Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) appear(s) on Initial Notes (Please fill in, if blank)	Certificate Number(s)*	Series (A or B)	Aggregate Principal Amount Represented by Certificate	Principal Amount Tendered (if less than all)**

Total

* Need not be completed if Initial Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Initial Notes. See Instruction 2. Initial Notes tendered hereby must be in denominations of $100,000 principal amount and integral multiples of $1,000 in excess thereof.

See Instruction 1.

☐	CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: ________________________________________________________________________________________________

Account Number: _____________________________________ Transaction Code Number: ___________________________________________

          By crediting Initial Notes to the Exchange Agent’s Account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent’s Message to the Exchange Agent in which the holder of Initial Notes acknowledges and agrees to be bound by the terms of this Letter, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Initial Notes all provisions of this Letter applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐	CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): ______________________________________________________________________________________________

Window Ticket Number (if any): ______________________________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ______________________________________________________________________________

Name of Eligible Institution that Guaranteed Delivery: _____________________________________________________________________________

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number: ____________________________________ Transaction Code Number: _____________________________________________

☐	CHECK HERE IF YOU ARE A BROKER-DEALER.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

	Name:	_________________________________________________________________________________________________________________
	Address:	_________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

          Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer for exchange the aggregate principal amount of Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Initial Notes as are being tendered hereby.

          The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer in connection with the Exchange Offer) with respect to the tendered Initial Notes with full power of substitution to (i) deliver such Initial Notes, or transfer ownership of such Initial Notes on the account books maintained by the Book-Entry Transfer Facility, to the Issuer and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Initial Notes for transfer on the books of the Issuer and receive for the account of Issuer all benefits and otherwise exercise all rights of beneficial ownership of such Initial Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Initial Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Initial Notes, and that the Issuer will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or proxies when the same are accepted by the Issuer.

          The Issuer hereby informs the undersigned that the Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Initial Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an “affiliate” of the Issuer or the Guarantors within the meaning of Rule 144 under the Securities Act or (ii) any broker-dealer that purchases Initial Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act (“Rule 144A”) or any other available exemption), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes and are not participating in, and do not intend to participate in, the distribution of the Exchange Notes. The Issuer does not intend to request the SEC to consider, and the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. Any holder that is an affiliate of the Issuer or the Guarantors, or is participating in or intends to participate in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, (i) cannot rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

          The undersigned hereby further represents that (i) any Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the holder; (ii) such holder or other person is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, the distribution of such Exchange Notes within the meaning of the Securities Act; (iii) such holder or such other person is not an “affiliate,” as defined in Rule 144 under the Securities Act, of the Issuer or the Guarantors or a broker-dealer tendering Initial Notes acquired directly from the Issuer for its own account; and (iv) the undersigned is not acting on behalf of any person who could not truthfully make the foregoing representations.

          If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes, it represents that the Initial Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale, offer to resell or other transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

          The undersigned also warrants that acceptance of any tendered Initial Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer of certain of its obligations under the

Registration Rights Agreement, which has been filed as an exhibit to the registration statement in connection with the Exchange Offer. The undersigned has read and agrees to all of the terms of the Exchange Offer.

          The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer or the exchange agent to be necessary or desirable to complete the sale, exchange, assignment and transfer of the Initial Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in this Letter.

          Tenders of the Initial Notes by the undersigned pursuant to any one of the procedures described under “The Exchange Offer—Procedures for Tendering Initial Notes” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer in accordance with the terms and subject to the conditions of the Exchange Offer.

          Under certain circumstances set forth in the Prospectus under “The Exchange Offer—Conditions to the Exchange Offer,” the Issuer may not be required to accept for exchange any of the Initial Notes tendered. Initial Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under “Special Delivery Instructions” below.

          Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Initial Notes, please credit the account indicated above maintained at the Book Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the Exchange Notes issued in exchange for the Initial Notes accepted for exchange (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) in the names of the person(s) so indicated. The Issuer has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Initial Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Initial Notes so tendered for exchange.

          The Book-Entry Transfer Facility, as the holder of record of certain Initial Notes, has granted authority to the Book-Entry Transfer Facility participants whose names appear on a security position listing with respect to such Initial Notes as of the date of tender of such Initial Notes to execute and deliver this Letter as if they were the holders of record. Accordingly, for purposes of this Letter, the term “holder” shall be deemed to include such Book-Entry Transfer Facility participants.

          THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF INITIAL NOTES” ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH NOTES AND THIS LETTER TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3, 4 and 5)

          To be completed ONLY if certificates for Initial Notes not tendered or not accepted for exchange, or Exchange Notes issued in exchange for Initial Notes accepted for exchange, are to be issued in the name of and sent to someone other than the undersigned, or if Initial Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue (certificates) to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

(Complete and sign IRS Form W-9 or W-8BEN (or other applicable IRS Form W-8))

• Credit unexchanged Initial Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility
Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3, 4 and 5)

          To be completed ONLY if certificates for Initial Notes not tendered or not accepted for exchange, or Exchange Notes issued in exchange for Initial Notes accepted for exchange, are to be sent to someone other than the undersigned or to the undersigned at an address other than shown in the box entitled “Description of Initial Notes” above.

Mail to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

(Complete and sign IRS Form W-9 or W-8BEN (or other applicable IRS Form W-8))

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU HEREOF (IN EACH CASE, TOGETHER WITH THE CERTIFICATE(S) FOR INITIAL NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS WHETHER OR NOT
INITIAL NOTES ARE BEING PHYSICALLY TENDERED HEREBY)

(Please Also Complete and Return the Accompanying IRS Form W-9)

x

x
Signature(s) of Owner(s)	Date

Area Code and Telephone Number:

          If a holder is tendering any Initial Notes, this Letter must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) for the Initial Notes or on a security position listing as the owner of Initial Notes by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter. If Initial Notes to which this Letter relates are held of record by two or more joint holders, then all such holders must sign this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person’s authority to so act. See Instruction 3.

Name(s):

(Please Type or Print)

(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION
(If required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:

(Authorized Signature)

(Title)

(Name of Firm)

(Address, Include Zip Code)

(Area Code and Telephone Number)

Dated: __________________________

PAYER’S NAME: WILMINGTON TRUST FSB

Department of the Treasury Internal Revenue Service
Payer’s Request for Taxpayer Identification Number (TIN)

Substitute Form W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

Name

Social Security Number

OR

Employer Identification Number

Exempt Payee ☐

Part 2—
Awaiting TIN ☐

Part 3—Certification—UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here:

Signature: ___________________________________________________________________________

Date:_________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

          I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% (scheduled to increase to 31% under current law for payments beginning in 2011) of all reportable payments made to me will be withheld and, if the Exchange Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

Signature_____________________________________________	Date____________________________________________

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

          Guidelines for Determining the Proper Identification Number for the payee (You) to Give the Payer.—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:		Give the SOCIAL SECURITY number of

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined account fund, the first individual on the account[1]

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee[1]

	b. So-called trust that is not a legal or valid trust under state law	The actual owner[1]

5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

For this type of account:		Give the EMPLOYER IDENTIFICATION number of

6.	Disregarded entity owned by an individual	The owner

7.	A valid trust, estate, or pension trust	The legal entity[4]

8.	Corporate or LLC electing corporate status on Form 8832	The corporation

9.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization

10.	Partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

2.	Circle the minor’s name and furnish the minor’s social security number.

3.

You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one) but the IRS encourages you to use your SSN.

4.

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9

Obtaining a Number

          If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•

An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•

The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.

          Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

          Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT PAYEE” BOX OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

          Privacy Act Notice.—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% (scheduled to increase to 31% under current law for payments beginning in 2011) of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

          (1) Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

          (2) Civil Penalty for False Information with Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

          (3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

          FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter and Initial Notes; Guaranteed Delivery Procedures.

          This Letter is to be completed by noteholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the “The Exchange Offer—Procedures for Tendering Initial Notes—Guaranteed Delivery Procedure” section of the Prospectus and an Agent’s Message is not delivered. Certificates for all physically tendered Initial Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Initial Notes tendered hereby must be in minimum denominations of $100,000 principal amount and integral multiples of $1,000 in excess thereof. The term “Agent’s Message” means a message, transmitted by The Depository Trust Company and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Initial Notes which are subject to the Book-Entry Confirmation and that such participant has received and agrees to be bound by this Letter and that the Issuer may enforce this Letter against such participant.

          Noteholders who wish to tender their Initial Notes and (a) whose certificates for Initial Notes are not immediately available, or (b) who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or (c) who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Initial Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Procedures for Tendering Initial Notes—Guaranteed Delivery Procedure” section of the Prospectus. Pursuant to such procedures,

(i) such tender must be made through an Eligible Institution (as defined in Instruction 3 below),

          (ii) on or prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof or an Agent’s Message in lieu hereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Initial Notes and the amount of Initial Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the Expiration Date, the certificates for all physically tendered Initial Notes, or a Book-Entry Confirmation, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and

          (iii) the certificates for all physically tendered Initial Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

          The method of delivery of this Letter, the Initial Notes and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that tendering holders use an overnight or hand-delivery service. If Initial Notes are sent by mail, it is suggested that the mailing be made by registered mail, properly insured, with return receipt requested. In all cases, tendering holders should allow sufficient time to assure timely delivery. Tendering holders should not send any letters of transmittal or Initial Notes to the Issuer. All documents must be delivered to the Exchange Agent at its address provided above.

          See “The Exchange Offer” section of the Prospectus.

2. Partial Tenders (not applicable to noteholders who tender by book-entry transfer).

          Tenders of Initial Notes will be accepted only in minimum denominations of $100,000 principal amount and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Initial Notes is tendered, the tendering holder(s) should fill in the principal amount of Initial Notes to be tendered in the box above entitled “Description of Initial Notes.” The entire principal amount of the Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Initial Notes is not tendered, then Initial Notes for the principal amount of Initial Notes not tendered and Exchange Notes issued in exchange for any Initial Notes accepted will be sent to the holder at his or her registered address, unless otherwise provided in the appropriate box on this Letter, promptly after the Initial Notes are accepted for exchange. Any Initial Notes validly tendered but not accepted in the Exchange Offer for any reason will be returned to the tendering holder.

3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

          If this Letter or any bond powers are signed by the registered holder or holders of the Initial Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates representing such Initial Notes without alteration, enlargement or any change whatsoever.

          If this Letter or any bond powers are signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Initial Notes.

          If any tendered Initial Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

          If any tendered Initial Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

          When this Letter is signed by the registered holder or holders of the Initial Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Initial Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

          If this Letter is signed by a person other than the registered holder of any Initial Notes: these Initial Notes must be endorsed or accompanied by bond powers and a proxy that authorize this person to tender the Initial Notes on behalf of the registered holder, in satisfactory form to us as determined in our sole discretion, in each case, as the name of the registered holder or holders appears on the Initial Notes and signatures on such Initial Notes must be guaranteed by an Eligible Institution.

          If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of its authority to so act must be submitted with this Letter.

          Endorsements on certificates for Initial Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each an “Eligible Institution”).

          Signatures on this Letter need not be guaranteed by an Eligible Institution if the Initial Notes are tendered: (i) by a registered holder of Initial Notes or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner, who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter and only if the Exchange Notes are being issued directly to this registered holder or deposited into this participant’s account at the Book-Entry Transfer Facility, or (ii) for the account of an Eligible Institution.

4. Special Issuance and Delivery Instructions.

          Tendering holders of Initial Notes should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Notes issued pursuant to the Exchange Offer, or substitute Initial Notes not tendered or accepted for exchange, are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Initial Notes by book-entry transfer may request that Initial Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Initial Notes not exchanged will be returned to the name or address of the person signing this Letter.

5. U.S. Backup Withholding.

          Under the federal income tax laws, payments that may be made by the Issuer on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate specified in Section 3406(a)(1) of the Code (the “Specified Rate”). In order to avoid such backup withholding, each tendering holder (or other payee) that is a U.S. person (or a U.S. resident alien) should complete and sign the IRS Form W-9 included with this Letter, provide the correct taxpayer identification number (“TIN”) and certify, under penalties of perjury, that (a) the TIN provided is correct or that such holder is awaiting a TIN; (b) the holder is not subject to backup withholding because (i) the holder has not been notified by the Internal Revenue Service (the “IRS”) that the holder is subject to backup withholding as a result of failure to report interest or dividends, (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding, or (iii) the holder is exempt from backup withholding; and (c) the holder is a U.S. person (including a U.S. resident alien). If a holder has been notified by the IRS that it is subject to backup withholding, it must follow the applicable instructions included with the IRS Form W-9.

          The holder (other than an exempt or foreign holder subject to the requirements set forth below) is required to give the TIN (e.g., the Social Security number or employer identification number) of the record holder of the Initial Notes. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should follow the applicable instructions included with the IRS Form W-9. If the Exchange Agent or the Issuer are not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS in addition to backup withholding of the Specified Rate of payments to such holder. For further information concerning backup withholding and instructions for completing the IRS Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the IRS Form W-9 if Initial Notes are registered in more than one name), consult the instructions included with the IRS Form W-9.

          Certain holders (including, among others, all corporations and certain holders that are neither U.S. persons nor U.S. resident aliens (“foreign holders”)) are not subject to these backup withholding and reporting requirements. An exempt holder, other than a holder that is a foreign person, should enter the holder’s name, address, status and TIN on the face of the IRS Form W-9 and check the “Exempt Payee” box on the IRS Form W-9, and sign, date and return the IRS Form W-9 to the Exchange Agent and should follow the additional instructions included with the IRS Form W-9. A foreign holder should not complete the IRS Form W-9. In order for a foreign holder to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8BEN or other IRS Form W-8), signed under penalties of perjury, attesting to that person’s non-U.S. status. Such statements can be obtained from the Exchange Agent. Holders should consult their tax advisors as to any qualification for exemption from backup withholding and the procedure for obtaining the exemption.

          Failure to complete the IRS Form W-9, IRS Form W-8BEN or other appropriate form will not, by itself, cause Initial Notes to be deemed invalidly tendered, but may require the Issuer (or the Exchange Agent) to withhold the Specified Rate of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, if the required information is furnished to the IRS, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

6. Transfer Taxes.

          The Issuer will pay all transfer taxes, if any, applicable to the transfer of Initial Notes to them or their order pursuant to the Exchange Offer. If, however, Exchange Notes or substitute Initial Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Initial Notes tendered hereby, or if tendered Initial Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Initial Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter, the amount of such transfer taxes will be billed directly to such tendering holder.

          If the tendering holder does not submit satisfactory evidence of the payment of any of these taxes or of any exemption from this payment with this Letter, the Issuer will bill the tendering holder directly the amount of these transfer taxes.

          Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes specified in this Letter or for funds to cover such stamps to be provided with the Initial Notes specified in this Letter.

7. Waiver of Conditions.

          The Issuer reserves the absolute right to amend, waive or modify, in whole or in part, any or all conditions to the Exchange Offer.

8. No Conditional Tenders.

          No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Initial Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Initial Notes for exchange.

          Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Initial Notes nor shall any of them incur any liability for failure to give any such notice.

9. Mutilated, Lost, Stolen or Destroyed Initial Notes.

          Any holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter and related documents cannot be processed until the Initial Notes have been replaced.

10. Requests for Assistance or Additional Copies.

          Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and the Notice of Guaranteed Delivery, may be directed to the Exchange Agent, at the address and telephone number indicated above.

11. Incorporation of Letter of Transmittal.

          This Letter shall be deemed to be incorporated in and acknowledged and accepted by any tender through the Book-Entry Transfer Facility’s ATOP procedures by any participant on behalf of itself and the beneficial owners of any Initial Notes so tendered.

12. Withdrawals.

          Tenders of Initial Notes may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal Rights” in the Prospectus.